UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) will be held at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, New Jersey 08540, on July 9, 2014, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect six members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of capital stock from 30,000,000 consisting of 25,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 50,000,000 consisting of 45,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

3.	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,600,000 shares.

4.	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2014, which we refer to as fiscal 2014.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Holders of record of the Company’s common stock at the close of business on May 15, 2014 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing this Notice of 2014 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about May 30, 2014.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Gregory T. Mayes,
Chief Operating Officer and Secretary

Princeton , NJ
May 20, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2014.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR

THE FISCAL YEAR ENDED OCTOBER 31, 2013 ARE AVAILABLE AT HTTP://IR.ADVAXIS.COM/ALL-SEC-FILINGS

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD

AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING	1

INFORMATION ABOUT THE VOTING	2

PROPOSAL NO. 1 ELECTION OF DIRECTORS	6

PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE FOR ISSUANCE	7

PROPOSAL NO. 3 RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 1,600,000 SHARES	9

PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	18

AUDIT COMMITTEE REPORT	19

CORPORATE GOVERNANCE MATTERS	21

OWNERSHIP OF SECURITIES	31

COMPENSATION OF OFFICERS AND DIRECTORS	34

OTHER MATTERS	47

ADVAXIS, INC.

305 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 9, 2014

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2013, which we refer to as fiscal 2013, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about May 30, 2014.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on July 9, 2014.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the Princeton Marriott at Forrestal, 100 College Road East, Princeton, New Jersey 08540. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Gregory T. Mayes at (609) 452-9813.

What items will be voted on at the Annual Meeting?

There are 4 matters scheduled for a vote:

●	To elect six members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of capital stock from 30,000,000 consisting of 25,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 50,000,000 consisting of 45,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock;

●	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance by 1,600,000 shares; and

●	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2014, which we refer to as fiscal 2014.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

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What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the six nominees named herein to serve on the Board;

●	“FOR” the approval of the Authorized Share Increase Amendment;

●	“FOR” the ratification and approval of the Incentive Plan Amendment; and

●	“FOR” the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2014.

Information About the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 15, 2014, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 19,272,924 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 19,272,924 shares outstanding and entitled to vote. Thus, 6,424,309 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

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How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet—If you have Internet access, you may authorize your proxy from any location in the world by following the “By Internet” instructions on the proxy card or, if applicable, the Internet voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Telephone—If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail—You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

For shares held directly in your name, you may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may do this by granting a new properly executed and later-dated proxy, by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting without further action will not cause your previously granted proxy to be revoked. You may change your proxy instructions for shares you beneficially own by submitting new voting instructions to your broker or nominee in the manner and within the time periods they prescribe.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Gregory T. Mayes, Chief Operating Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors), and will have the same effect as “AGAINST” votes.

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may only exercise discretionary authority with respect to Proposal No. 2 (the Authorized Share Increase Amendment) and Proposal No. 4 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2014). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results, except that a broker non-vote with respect to Proposal No. 3 (the Incentive Plan Amendment) is effectively a vote “AGAINST” such proposal. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

How many votes are needed to approve each proposal?

●	For the election of directors, the six nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

●	To be approved, Proposal No. 2 (the Authorized Share Increase Amendment), must each receive “FOR” votes from the holders of a majority of the total number of shares of our common stock outstanding on the record date.

●	To be approved, Proposal No. 3 (the Incentive Plan Amendment) and Proposal No. 4 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013) must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have retained Morrow & Co., LLC to aid in the solicitation at a fee of approximately $12,000 plus reasonable out-of-pocket expenses. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Gregory T. Mayes, Chief Operating Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 452-9813 or by fax: (609) 452-9818.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Although we currently have seven directors, our Board has recommended that the number of directors be fixed at six effective upon the election of directors at the Annual Meeting and has nominated six persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this proxy statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the six nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than six directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of May 20, 2014 is set forth below:

Name	Age	Position

Dr. James P. Patton	56	Chairman of our Board of Directors
Daniel J. O’Connor	49	President, Chief Executive Officer and Director
Roni A. Appel	47	Director
Richard J. Berman	71	Director
Dr. Thomas McKearn	65	Director
Dr. David Sidransky	53	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this proxy statement.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTING EACH OF THE SIX NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE FOR ISSUANCE

General

Our Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to increase the authorized number of shares of capital stock from 30,000,000 shares to 50,000,000 shares (the “Authorized Share Increase Amendment”). Our Board intends to file the Authorized Share Increase Amendment with the Secretary of State of Delaware upon stockholder approval. Pursuant to the law of Delaware, our state of incorporation, the Board must adopt an amendment to the Company’s Certificate of Incorporation and submit the amendment to stockholders for their approval.

Purpose of the Amendment

We are currently authorized to issue 30,000,000 shares of capital stock, 25,000,000 of which are designated as common stock and 5,000,000 of which are designated as “blank check” preferred stock. The Board of Directors has approved and recommended an amendment to our Certificate of Incorporation to increase, the authorized number of shares of our common stock from 25,000,000 to 45,000,000. Our Board of Directors believes this number of authorized shares of common stock will provide Advaxis sufficient shares of authorized capital available to be issued for any proper corporate purpose without further stockholder action.

The Board does not propose to make any adjustments to the number of authorized shares of “blank check” preferred stock.

On February 18, 2014, we filed a registration statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering shares of our common stock having an aggregate value of $50,000,000. At such time as the registration statement is declared effective by the Securities and Exchange Commission, we may offer and sell an indeterminate number of shares of our common stock from time to time under the prospectus contained in the registration statement, pursuant to specific terms to be set forth in supplements to the prospectus. On March 26, 2014, we filed a prospectus supplement pursuant to Rule 424(b) of the Securities Act in connection with the sale of our securities valued at $14,076,000 which included the full over-allotment.

If we utilize all of our currently authorized and unissued shares of common stock for various purposes, including the offer and sale of securities pursuant to such registration statement, and we have not exhausted the aggregate value of shares available under the registration statement, we may use a portion of the shares that will be newly available for issuance following the stockholders approval of this Proposal No. 2 for sale under the registration statement.

We are also asking our stockholders to authorize an increase in the number of shares available under our 2011 Omnibus Incentive Plan. We currently do not have sufficient authorized but unissued shares of common stock to allow for the requested increase in the 2011 Omnibus Incentive Plan, and plan to use a portion of the shares that will be newly available for issuance following the stockholders approval of this Proposal No. 2 for the increase in shares authorized for issuance under the plan. See Proposal No. 3 below.

Except as described above, the Company does not have any specific plans, arrangements or understandings, whether written or oral, to issue any of the shares that will be newly available following the approval of the amendment to the certificate of incorporation.

Potential Adverse Effects of Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal No. 2 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

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Procedure for Effecting the Authorized Share Increase

If the stockholders approve the Authorized Share Increase Amendment, we will file with the Secretary of State of the State of Delaware a certificate of amendment to our Certificate of Incorporation. The Authorized Share Increase Amendment will become effective at the time and on the date of the filing of, or at such later time as is specified in, the certificate of amendment.

Vote Required for Approval of the Authorized Share Increase

The affirmative vote of the holders of a majority of our shares of common stock outstanding, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the amendment to the Certificate of Incorporation.

Annex Relating to the Authorized Share Increase

The form of amendment to our Certificate of Incorporation, which is approved by voting “FOR” the Authorized Share Decrease Amendment is attached to this proxy statement as Annex B

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2 RELATING TO THE AMENDMENT OF OUR

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE OUR AUTHORIZED SHARE CAPITAL

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PROPOSAL NO. 3

RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 1,600,000 SHARES

Background

Our Board adopted the 2011 Omnibus Incentive Plan (the “2011 Plan”) on August 22, 2011, which was subsequently approved by our stockholders on September 27, 2011. As of May 6, 2014, there were only 32,899 shares of our common stock available for grant under the 2011 Plan.

In May 2014, the Board determined that the number of shares remaining available under the 2011 Plan is not adequate for our current equity compensation needs and adopted an amendment to the 2011 Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the 2011 Plan by 1,600,000 shares. In the original proxy filed February 28, 2014, the Board had requested to increase the number of shares covered by, and reserved for issuance under, the 2011 Plan by 2,000,000 shares. Upon further consideration, this was reduced to 1,600,000 shares.

Summary

Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), among the two most prominent shareholder advisory services, have both recommended that stockholders vote FOR Proposal 3, as it was presented to stockholders in the last version of our proxy statement, filed February 28, 2014, where a larger number of shares were requested. Permission to quote from the ISS and Glass Lewis report was neither sought nor obtained. The Board also urges stockholders to vote FOR Proposal 3, to increase the shares available under the 2011 Plan.

As described in greater detail below, equity-based compensation is an important factor in our compensation program. Our executive management team and key employees have been crucial to our successes since August 2013. Despite uncertainty as to our ability to continue operations, our executives and employees remained with us and worked harder than ever to put our financial house in order, effect our now successful uplisting to NASDAQ, advance our clinical development program, and pursue important licensing opportunities. Because they believe in the difference we can make in the lives of cancer patients around the globe, and they want to participate in the upside potential they believe exists for Advaxis, our executive management team has offered to use a portion of their base salaries (25% for our Chief Executive Officer and between 5% and 8.5% for our other executives) to buy shares of our common stock directly from us at the fair market value on the date of the purchase.

It is vital to secure our executive management team and key employees in order to continue to achieve our strategic goals. Despite their dedication to our Company, we will not be able to retain our executive management team and key employees unless we can provide them with appropriate and competitive compensation.

Equity compensation is an important element of our compensation program. As described in further detail below, equity compensation aligns the interests of our management and key employees with the interests of our stockholders, it links pay to performance, and it provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

We need these additional shares under the 2011 Plan so that we can make grants of equity compensation in the future, and also to help bring the compensation of our executives and key employees in line with the compensation provided by our peer companies. Based upon an independent third party compensation assessment, we have determined that the equity compensation provided to our executives and key employees has been far lower than the equity compensation provided by our peer companies, and we are taking steps to bring this part of our compensation program in line with our peers. In order to help bring their equity compensation in line with our peers, and to reward them for their 2013 achievements, we granted certain one-time awards of restricted stock units (“RSUs”) in December 2013, with 80% of the awards contingent on stockholders’ approval of this increase in shares under the 2011 Plan. By agreeing to accept these contingent stock awards in place of cash compensation, our executive management team showed that it believes in our Company’s future, and put its trust in the stockholders to approve this increase in shares under the 2011 Plan.

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Based upon an independent third party compensation assessment, we have also determined that our Chief Executive Officer’s base salary is below the 25th percentile of our peer companies. Rather than increase his base salary to a level closer to the median of our peers, we can conserve cash by granting equity compensation to bring his compensation level into line with the compensation of our peer companies. In order to grant equity awards to our executives to bring their compensation in line with the compensation of our peers, we will need more than the 32,899 shares that are currently available for issuance under the 2011 Plan, and we will also need additional shares for future incentive awards to current and new employees.

The potential dilution level to our stockholders from the additional shares requested for our 2011 Plan is less than the potential dilution of our peer companies from their equity compensation plans. Both ISS and Glass Lewis agree that the potential dilution of our stockholders relating to this increase is lower than the potential dilution of our peers relating to equity compensation and have recommended that stockholders vote for Proposal 3.

Now is not the time to discourage further dedication, production, and initiative from our experienced and talented executives and employees. To the contrary, we are asking our shareholders to vote for a closer alignment and sense of common purpose between employees and stockholders. Increasing the shares authorized for issuance under the 2011 Plan allows us to accomplish that goal.

For these reasons, as well as those set forth below, we urge you to vote FOR Proposal 3, to increase the aggregate number of shares authorized for issuance under the 2011 Plan.

Compensation Consultant and Peer Group

Our compensation committee hired MarksonHRC, a compensation consultant, in November 2013 to perform an analysis of the compensation of a selected senior executive group, including a peer group analysis. Markson evaluated the compensation of our Chief Executive Officer in comparison to Chief Executive Officer pay at the following publicly traded peer companies:

Acura Pharmaceuticals	Alexza Pharmaceuticals	Alimera Sciences
Ani Pharmaceuticals	Anthera Pharmaceuticals	Arca Biopharma
Biodel	Cardium Therapeutics	Catalyst Pharm Partners
Cleveland Biolabs	Emisphere Technologies	Firbocell Science
Galena Biopharma	Genvec	Idera Pharmaceuticals
Kalobios Pharmaceuticals	Mast Therapeutics	Oxigene
Rexahn Pharmaceuticals	Stemcells	Telik
Transcept Pharmaceuticals	Venaxis	Ventrus Biosciences

For the comparison of compensation of other members of our executive team, Markson used Kenexa’s compensation database to review compensation data relating to similar roles within public and private companies in the biotechnology industry with annual revenue less than $200 million. The compensation data was validated with reference to compensation reported by a broader group of biotechnology companies and ERI’s compensation database.

After a careful analysis of executive compensation levels at our peer companies, the Compensation Committee determined that the base salaries of our executives are generally at or lower than the median level of base pay at our peer companies, while the base salary of our Chief Executive Officer is below the 25th percentile of the base salary for the Chief Executive Officers at our peer companies. Mr. O’Connor has requested that his base salary not be increased despite this disparity with our peer companies. Instead, the Compensation Committee intends to take this disparity into account when it grants equity-based awards to Mr. O’Connor in the future.

Our Compensation Committee also determined that our executives held stock that totaled less than 1% of our outstanding shares of common stock, which does not promote our philosophy of aligning the interests of our executives with the interests of our stockholders. In December 2013, the Compensation Committee made a one-time grant to our executives of RSUs in order to increase their equity ownership to the level of equity ownership in our peer companies and to reward them for the important achievements reached during fiscal year 2013. These RSUs vested 20% upon grant, and the remaining RSUs will vest over a three-year period, provided that our stockholders approve the increase in shares available under our 2011 Omnibus Incentive Plan.

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How We Determined the Number of Shares to Request

Our Compensation Committee determined that 1,600,000 additional shares would provide us the ability to compensate our management and key employees adequately while also preventing excessive dilution of our stockholders.

●	Shareholder Advisory Services Believe This Share Increase is Reasonable. Institutional Shareholder Services and Glass, Lewis & Co. have both recommended a vote “For” additional shares under the 2011 Plan. They made this recommendation with respect to the prior version of this Proposal 3. Both of these shareholder advisory services analyzed the proposal to increase shares under the 2011 Plan by a larger number of additional shares than are requested in this Proposal 3, and determined that such an increase of shares would be in line with the equity compensation practices of our peer companies, and would not be prohibitively costly to our stockholders. ISS and Glass Lewis determined that the total potential dilution of stockholders in the event the amendment to increase the shares under the 2011 Plan by a larger number than are requested in this Proposal 3 was approved would be lower than the total potential dilution of our peer companies under their equity compensation plans. The total potential dilution of our median peer is 16.14% as determined by ISS and 20.14% as determined by Glass Lewis. They have also noted that our three-year average burn rate (i.e. the gross number of equity awards granted in a given year divided by the weighted average common shares outstanding for the same fiscal year) is lower than the three-year average burn rate of our peer companies. Our unadjusted three-year average burn rate is 4.94%.

●	Potential Dilution is Less Than Peers. Potential dilution relating to equity awards is calculated as the total number of shares authorized for issuance under the plan divided by the total number of common shares outstanding (which includes the number of shares authorized for issuance under the plan). Based on the 19,102,601 shares that were outstanding on May 6, 2014, the potential dilution caused by the 2011 Plan prior to the amendment was 2.68%, and the potential dilution following the increase in shares is 10.10%. If Proposal 2 is approved and all of the additional 20,000,000 shares of our common stock are issued, the potential dilution of the 2011 Plan will be only 5.38%. The median level of potential dilution to stockholders of the peer group listed above in the section titled “Compensation of Executives” due to equity grants is 17.5%. Therefore, the potential level of dilution to our stockholders if Proposal 3 is approved is lower than the potential level of dilution of our peer companies due to their equity compensation plans.

Why We Grant Equity Compensation

In order to continue to achieve results for our stockholders, it is critical that we attract, retain, and incentivize a talented and experienced team of executives and key employees. We must offer competitive pay packages and reward our executives and key employees for their contributions and for positive results achieved for our stockholders. We believe that equity compensation has many advantages over cash-based compensation. The following discussion outlines some of these advantages.

●	Equity Compensation Aligns the Interests of our Management and Key Employees with the Interests of our Stockholders. Equity compensation awards require our management and key employees to “have some skin in the game,” and to behave like owners rather than simply employees. Equity compensation encourages our management team to make decisions that will maximize stockholder value, and discourages them from taking risks that would harm our stockholders.

●	Equity Compensation Links Pay to Performance. Equity compensation is the ultimate form of performance-based compensation – it rewards employees for actions taken to advance our strategies and goals, and the amount of the reward is directly linked to our stock performance.

●	Equity Compensation Conserves our Cash Resources. It is important for us, in this stage of our development as a company, to conserve our limited cash resources. However, we must be able to compensate our management and key employees adequately in order to retain these individuals, so that they can continue to work towards our strategic goals and create value for our stockholders. Compensating these individuals with cash alone would deplete our cash resources without the alignment of interests that equity compensation provides.

●	Equity Compensation Helps us Retain our Management and Key Employees. Generally, we grant awards with a three-year vesting period. If a participant terminates his or her employment prior to the date of vesting, the unvested portion of the award is forfeited. This creates an incentive to our management and key employees to remain with the Company over the vesting period, in order to receive all of the compensation they have been working towards.

●	Our Competitors Provide Equity Compensation to their Key Employees. For biotechnology companies our size and at our stage, equity awards make up a large portion of incentive compensation for executives and key employees. Top talent views equity compensation as a way to share in the success of the company, and many important individuals are not willing to take a risk to join a company in its early stages without equity compensation. In order to stay competitive in our industry, and to attract and retain top talent, we must provide a portion of compensation in the form of equity awards.

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How We Intend to Use These Additional Shares

Our Board of Directors has made grants of RSUs that are subject to stockholder approval of this Proposal 3. These grants were one-time grants and are set forth in more detail below in the “New Plan Benefits” table. We also intend to use the additional shares to provide awards to attract and retain our employees and directors in the near future.

●	Future Equity Awards. As part of our ongoing compensation program, we intend to make regular grants of RSUs to our management and key employees in order to provide competitive levels of compensation. We plan to utilize RSUs in order to conserve shares, as the same level of compensation would utilize at least 40% more shares if options were used instead of RSUs. At this time, we cannot determine the value or number of RSUs that will be granted to our management and key employees in the future, with the exception of the grants detailed in the “New Plan Benefits” table below. If we are unable to grant these awards in the ordinary course of our business, we would have difficulty retaining our management team and our key employees at an important time in our development.

●	Contingent RSUs. In December 2013, we granted our executives a one-time award of RSUs to reward them for their achievements during fiscal year 2013, and also to bring their compensation and equity holdings in line with the compensation and equity holdings of executives at our peer companies. These grants were one-time only grants, and we do not intend to make grants of this size on a regular basis going forward. Due to the inadequate number of shares available under the 2011 Plan, we granted these RSUs so that a portion of the RSUs are contingent on the stockholder approval of this Proposal 3. Of these RSUs, 20% of the award vested immediately and the remaining 80% of the RSU award vests in quarterly installments over the next three years, contingent on stockholder approval of this Proposal 3. If Proposal 3 is not approved by our stockholders, the unvested portion of these contingent awards will be canceled.

●	We believe RSUs are the best approach to deliver equity compensation. A whole-share grant such as a Restricted Stock Unit is at least 40% more valuable than an option to purchase a share of Advaxis stock (based on a standard Black-Scholes valuation of an option). Therefore, we can use at least 40% fewer RSUs than options to deliver an equivalent level of compensation to our executives reducing potential dilution to our shareholders.

●	Director Compensation. Each of our non-employee directors is required to take at least 50% of his or her annual board fees in shares of stock. In 2013, each non-employee director elected to take 100% of the board fees in shares of stock. We also grant our directors RSUs that vest on a quarterly basis over a three-year period. This allows us to retain the services of our directors and also to align the interests of our non-employee directors with the interests of our stockholders. The RSU grants made to directors for services during fiscal years 2013 through 2016 have been granted subject to stockholder approval of the additional shares. If stockholder approval is not obtained, these grants will be cancelled and we will need to compensate our directors with cash in order to retain our experienced team of directors.

Description of the 2011 Plan

The 2011 Plan, as proposed to be amended, is otherwise unchanged from the plan as previously approved by the stockholders on September 27, 2011, and further amended and approved by stockholders on August 13, 2012, except for the increase in the total authorized shares thereunder. A description of the 2011 Plan is included below. This is not a complete statement of the 2011 Plan. The full text of the 2011 Plan was annexed as Annex A to our Schedule 14A definitive proxy statement filed on August 29, 2011 with the SEC, which is available at the SEC’s website at www.sec.gov. If approved by our stockholders, the 2011 Plan, as amended, will be effective on the date of the Annual Meeting, July 9, 2014.

Plan Administration. Our Compensation Committee administers the 2011 Plan, except to the extent that the Board elects to administer the 2011 Plan, in which case it shall be administered only by the independent members of the Board. Subject to the provisions of the 2011 Plan, our Compensation Committee has the power to (i) determine the eligible participants to whom grants will be made, (ii) grant awards, (iii) determine the type, number, and terms of awards, (iv) prescribe award agreements, which need not be identical for each participant, and rules and regulations for the administration of the 2011 Plan, (v) construe and interpret the 2011 Plan and award agreements, (vi) correct defects, supply omissions, or reconcile inconsistencies in the 2011 Plan and award agreements, and (vii) make all other determinations necessary for the administration of the 2011 Plan.

Types of Awards. The 2011 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-statutory stock options, stock appreciation rights, restricted stock awards, RSUs, performance awards, and other stock-based awards.

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Eligible Participants. All officers, directors, employees, consultants, and other service providers of the Company and its subsidiaries and other related entities are eligible to participate in the 2011 Plan. As of May 6, 2014, 20 employees were eligible to participate in the 2011 Plan.

Authorized Shares. A total of 520,000 shares of our common stock have been reserved for issuance pursuant to the 2011 Plan, of which 487,101 shares are currently subject to issued and outstanding awards. The proposed amendment to the 2011 Plan would increase the total shares reserved for issuance pursuant to the 2011 Plan to 2,120,000. During any fiscal year, no participant in the 2011 Plan may be granted (i) options or stock appreciation rights with respect to more than 100,000 shares or (ii) restricted stock, RSUs, Performance Shares, and/or other stock-based awards with respect to more than 100,000 shares. The maximum dollar value payable to any participant with respect to Performance Units is $2,500,000 with respect to any 12-month period (pro-rated for any shorter performance period, or, for performance periods of more than 12 months, $2,000,000 times the number of full 12-month periods in the performance period).

Share Counting. If any options or other awards granted under the 2011 Plan are forfeited, expire, or are otherwise terminated without the issuance of all or a portion of the shares subject to the award, or if an award is settled for cash, the shares subject to such awards will be available again for issuance under the 2011 Plan to the extent of such expiration, forfeiture, termination, or cash settlement. To the extent an option or other award is exercised or withholding obligations are satisfied through the tendering of shares or by withholding of shares by the Company, then only the number of shares issued net of the shares tendered or withheld shall be counted for the purpose of determining the shares remaining available under the 2011 Plan. Awards granted or shares issued in the assumption of or substitution for awards previously granted by a company that we acquire will not reduce the number of shares available under the 2011 Plan, and shares available under such acquired company’s stockholder approved equity plans may be used for awards under the 2011 Plan, to the extent that the use of such shares would not require approval of our stockholders.

Stock Options. Options granted under the 2011 Plan may be incentive stock options or non-qualified stock options. Options granted under the 2011 Plan will be exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee. The exercise price of options granted under the 2011 Plan must at least be equal to the fair market value of our common stock on the date of grant and may in no event be less than the par value of a share on the date of grant. However, for incentive stock options granted to an employee who, at the time of grant, owns stock possessing 10% of the total combined voting power of all classes of our stock, the term may not exceed five years and exercise price must be no less than 110% of the fair market value of our common stock on the date of grant. The Compensation Committee may not (i) lower the exercise price of an option after it has been granted, (ii) cancel an option when the exercise price exceeds the fair market value of a share of our common stock in exchange for another award, or (iii) take any other action with respect to an option that may be treated as a repricing pursuant to NASDAQ rules.

The Compensation Committee determines all other terms and conditions of option awards, including the time or times at which, or the circumstances under which, the option may be exercised in whole or in part, the treatment of the options following termination of employment, and the methods by which the exercise price shall be paid (including cash, shares, or the withholding of shares otherwise deliverable pursuant to the option); provided that in no event shall the term of an option exceed 10 years or, in the case of an incentive stock option, such shorter term as may be required under the Code.

Stock Appreciation Rights. Stock appreciation rights granted under the 2011 Plan may be granted in conjunction with an option or without regard to any option. A stock appreciation right entitles the participant to receive, upon the exercise of the stock appreciation right, the excess of the fair market value on the date of exercise over the grant price of the stock appreciation right. The grant price must be at least equal to the fair market value of our common stock on the date of grant. The Compensation Committee may not (i) lower the grant price of a stock appreciation right after it has been granted, (ii) cancel a stock appreciation right when the grant price exceeds the fair market value of a share of our common stock in exchange for another award, or (iii) take any other action with respect to a stock appreciation right that may be treated as a repricing pursuant to NASDAQ rules.

The Compensation Committee determines all other terms and conditions of stock appreciation rights, including the time or times at which, or the circumstances under which, the stock appreciation rights may be exercised in whole or in part and the treatment of the stock appreciation rights following termination of employment; provided that in no event shall the term of a stock appreciation right exceed 10 years. Stock appreciation rights granted in tandem with options will have a grant price equal to the exercise price of the options, and the option underlying the tandem stock appreciation right will no longer be exercisable to the extent the tandem stock appreciation right has been exercised, and vice versa.

Restricted Stock Awards. Restricted stock awards may be granted under the 2011 Plan upon such terms as the Compensation Committee deems appropriate. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Participants who receive restricted stock awards will have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon, provided that the Compensation Committee may require that any cash dividends be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2011 Plan. Unless otherwise determined by the Compensation Committee, upon the termination of a participant’s employment any restricted stock awards that have not vested will be forfeited.

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Restricted Stock Units. RSUs may be granted under the 2011 Plan upon such terms and conditions as the Compensation Committee deems appropriate. An award of RSUs confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares of our common stock covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

Dividend Equivalents. Dividend equivalents confer on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the Compensation Committee.

Performance Awards. The Compensation Committee may grant performance awards to any participants, payable in cash, shares, or other awards, on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period are determined by the Compensation Committee upon the grant of the performance award. Performance awards may be settled by delivery of cash, shares, or other property, or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award. Unless otherwise specified by the Compensation Committee, any performance award granted to a participant who is, or is likely to be, as of the end of the tax year, a “covered employee” for purposes of Section 162(m) of the Code, will be subject to additional requirements so that the performance award will be considered “performance-based compensation” under Section 162(m) of the Code. Such performance awards shall be subject to performance goals based on one or more of the following business criteria: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; (9) pretax earnings; (10) earnings before interest and taxes; (11) earnings before interest, taxes, depreciation, and amortization; (12) earnings after interest expense and before extraordinary or special items; (13) operating income or income from operations; (14) income before interest income or expense, unusual items and income taxes, local, state, or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (15) working capital; (16) management of fixed costs or variable costs; (17) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions, or divestitures; (18) total shareholder returns; (19) debt reduction; (20) market share; (21) entry into new markets, either geographically or by business unit; (22) customer retention and satisfaction; (23) strategic plan development and implementation, including turnaround plans; and/or (24) the fair market value of a share.

Other Stock-Based Awards. The Compensation Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2011 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify. The Compensation Committee is also authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Compensation Committee determines the terms and conditions of such awards.

Certain Adjustments. The Compensation Committee is authorized to adjust the number and kind of shares authorized under the 2011 Plan and the per-person award limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

Change of Control. The Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration, and/or vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control).

Withholding. Awards granted under the 2011 Plan are subject to applicable federal, state, and local tax withholding. The Company has the authority to withhold such taxes from any award granted or payment relating to an award, including from a distribution of shares.

Non-Transferability of Awards. Awards granted under the 2011 Plan generally may not be transferred, pledged, hypothecated, or otherwise encumbered except (i) by will or by the laws of descent and distribution, (ii) with respect to awards other than incentive stock options, if expressly permitted by the Compensation Committee and set forth in the award agreement. Only the recipient of an award may exercise an award during his or her lifetime.

Amendment; Termination. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2011 Plan or the Compensation Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Plan which might increase the cost of the 2011 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to incentive stock options, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2011 Plan will terminate at the earliest of (a) such time as no shares of our common stock remain available for issuance under the 2011 Plan, (b) termination of the 2011 Plan by our Board of Directors, or (c) the tenth anniversary of the effective date of the 2011 Plan. Awards outstanding upon expiration of the 2011 Plan shall remain in effect until they have been exercised or terminated, or have expired.

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U.S. Federal Income Tax Considerations

The following general discussion of the United States federal income tax status of awards under the 2011 Plan is based on present U.S. federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain foreign, state, and local taxes that are not described below. This summary is not intended as tax advice and participants who receive awards under the 2011 Plan should consult with their own personal tax advisors regarding the taxation of awards granted under the 2011 Plan.

Incentive Stock Options. If the option is an incentive stock option, the employee will not realize income upon award or, generally, upon exercise of the option, and we will not have a deduction be available to us at either of those times. If the employee holds the common stock purchased upon the exercise of an incentive stock option for at least two years from the date of the grant and for at least one year after exercise, the employee will recognize long-term capital gain or loss, as the case may be, based on the difference between the exercise price and the proceeds of the sale. If the employee disposes of the common stock purchased pursuant to the option before the expiration of that period, any gain on the disposition, up to the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the price at which the shares are sold, will be taxed at ordinary rates as compensation paid to the employee, and we will be entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the stock at the time of exercise will be taxed at capital gains rates.

Non-Qualified Stock Options. If the option is a non-qualified stock option, the employee will not realize income at the time of award of the option, and we will not have a deduction available to us at that time. At the time of exercise (other than by delivery of common stock to us), the employee will realize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise, and we will receive a tax deduction for the same amount. If the employee exercises an option by delivering common stock to us, a number of shares received by the employee equal to the number of shares so delivered will be received free of tax with a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the employee, less any non-stock consideration tendered, will be taxable to the employee as ordinary income, and the employee’s tax basis in those shares will be their fair market value on the date of exercise increased by any non-stock consideration paid. Upon disposition, any appreciation or depreciation of the common stock after the date of exercise may be treated as capital gain or loss.

Stock Appreciation Rights. The employee will not realize income at the time a stock appreciation right is awarded, and we will not have deduction available to us at that time. When the employee exercises the right, the employee will realize ordinary income in the amount of the cash or the fair market value of the common stock received by the employee, and we will be entitled to a deduction of equivalent value.

Restricted Stock Awards, RSUs, and Unrestricted Stock Awards. We will receive a deduction and the employee will recognize taxable income equal to the fair market value of the restricted stock at the time the restrictions on the shares awarded lapse, unless the employee elects to pay such tax as may be then due not later than 30 days after the date of the transfer by us to the employee of a restricted stock award as permitted under Section 83(b) of the Internal Revenue Code, in which case both our deduction and the employee’s inclusion in ordinary income occur on the award date in an amount equal to the fair market value of all shares to which the Section 83(b) election applies. We will receive a deduction and the employee will recognize taxable income equal to the fair market value of the shares (or cash) delivered in settlement of RSUs at the time of the delivery of shares (or cash) in settlement of a restricted stock unit award. The value of shares of common stock awarded to employees as unrestricted stock (minus the employee’s purchase price, if any) will be taxable as ordinary income to those employees in the year received, and we will be entitled to a corresponding tax deduction. Depending on how long the employee holds the shares of stock, the sale or other taxable disposition of the shares will result in a capital gain or loss.

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New Plan Benefits

The table below illustrates certain committed shares issuable under the 2011 Plan upon the approval of Proposal No. 3. If Proposal No. 3 is not approved by our stockholders, the grants indicated below will be cancelled. As of May 6, 2014, the 2011 Plan contained 32,899 shares available for grant.

	Dollar Value (1)		Number of units

Executive Officers

Daniel J. O’Connor	$40,625	(1)	200,000	(2)
President and Chief Executive Officer

Robert G. Petit	$12,113	(1)	80,000	(2)
Chief Scientific Officer, Executive Vice President

Chris L. French	$5,150	(1)	60,000	(2)
Vice President, Regulatory and Medical Affairs

Gregory T. Mayes	$9,938	(1)	*
Chief Operating Officer, Executive Vice President

Sara Bonstein	$8,438	(1)	*
Chief Financial Officer, Senior Vice President

Directors

Dr. James P. Patton			50,000	(3)
Chairman

Dr. Thomas J. McKearn			50,000	(3)

Richard J. Berman			50,000	(3)

Roni A. Appel			50,000	(3)

Dr. David Sidransky			50,000	(3)

Thomas A. Moore			10,976	(4)

Executive Group - Total $ (5)	$76,263	(5)
Executive Group - Total RSUs (6)			340,000	(6)
Non-executive Director Group - Total RSUs (7)			260,976	(7)

(1)

Each executive officer agreed to utilize a percentage of their base salary for stock compensation: Mr. O’Connor at 25%, Dr. Petit at 8.5%, Mr. Mayes and Ms. Bonstein at 7.5% and Ms. French at 5%. Represents compensation for the two remaining fiscal quarters of fiscal year 2014. The amount of shares to be issued over the next two fiscal quarters is not determinable. As a result, the figures in the column entitled “Number of Units” do not reflect such future stock compensation. At this time, we are in the process of amending each executive’s Employment Agreement to provide that the stock portion of the compensation will be through the sale of shares of our stock at fair market value on the last business day of each month rather than under the 2011 Plan, and the dollar value indicated will not be subject to awards under the 2011 Plan.

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(2)	In December 2013 (subsequent to fiscal year end), the Board of Directors granted an aggregate of 425,000 shares of common stock to the Company’s executive officers. Of these shares, 20%, or 85,000, shares vested immediately and were issued during January 2014. The remaining 80%, or 340,000, were issued subject to shareholder approval of this Proposal No. 3 and were deemed restricted stock units (RSUs) that will vest equally over twelve quarterly installments and are subject to forfeiture under certain conditions. The dollar value of such new benefits is not determinable. As a result, the figures in the column entitled “Dollar Value” do not reflect those conditional grants. This excludes shares issued to Mark Rosenblum, previous CFO, as he is no longer with the Company.

(3)	Represents restricted stock units (RSUs) granted for meetings attended during the fiscal years 2013 through 2016. These RSUs vest equally over twelve quarterly installments and are subject to forfeiture under certain conditions. The dollar value of such new benefits is not determinable.

(4)	See “Certain Relationships and Related Transactions” for more information on the grant of restricted stock units to Mr. Moore. The dollar value of such new benefits is not determinable.

(5)	Represents the total dollar value of shares of the Company’s stock to be issued to all executive officers, subject to shareholder approval of Proposal No. 3, over the last two fiscal quarters of fiscal 2014. The dollar value of such new benefits is not determinable.

(6)	Represents the total number of restricted stock units to be issued to all executives, subject to shareholder approval of Proposal No. 3, equally over the next twelve quarters.

(7)	Represents the total number of restricted stock units to be issued to all directors, subject to shareholder approval of Proposal No. 3. Excluding Mr. Moore grant, the RSUs will vest equally over the next twelve quarters. The dollar value of such new benefits is not determinable.

Votes Required for Approval of the Incentive Plan Amendment

Approval of the Incentive Plan Amendment requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the Annual Meeting.

Annex Relating to the Amendment to the 2011 Plan

The form of amendment to the 2011 Plan is attached to this proxy statement as Annex A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3 RELATING TO THE RATIFICATION AND

APPROVAL OF THE 2011 OMNIBUS INCENTIVE PLAN AMENDMENT

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PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum, LLP to act as our independent registered public accountants for fiscal 2014.

The persons named in the enclosed proxy will vote to ratify the selection of Marcum, LLP as our independent registered public accountants for fiscal 2014, unless otherwise directed by the stockholders. Stockholder ratification of Marcum, LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum, LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum, LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 4 RELATING TO THE RATIFICATION

OF THE SELECTION OF MARCUM, LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2014

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2013, as filed with the SEC.

This report is submitted by the Audit Committee.

Dr. James P. Patton

Richard J. Berman

Roni A. Appel

Disclosure of Principal Accountant Fees and Services

McGladrey LLP served as the Company’s independent registered public accounting firm for the years ending October 31, 2011 and 2010 and conducted quarterly reviews of the Company for the periods ended January 31, 2012, April 30, 2012 and July 31, 2012.

On December 19, 2012 (the “Dismissal Date”), Advaxis, Inc. advised McGladrey LLP that it was dismissed as the Company’s independent registered public accounting firm. Effective December 14, 2012, the Company engaged Marcum, LLP as its independent registered public accounting firm to audit the Company’s financial statements for the year ending October 31, 2012. The decision to dismiss McGladrey LLP as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The Company requested McGladrey LLP to furnish the Company with a letter addressed to the Commission stating whether McGladrey LLP agreed with the above statements. A copy of the McGladrey LLP’s letter, dated December 21, 2012, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2012.

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During the fiscal years ended October 31, 2011 and 2010 and through December 14, 2012, neither the Company nor anyone acting on its behalf consulted Marcum, LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with McGladrey LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of McGladrey LLP, would have caused McGladrey LLP to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Accounting fees for the year ended October 31, 2012 were billed by both McGladrey, LLP and Marcum, LLP.

	Fiscal Year	Fiscal Year
	2013	2012
Audit Fees – Marcum LLP	$114,603	$90,000
Audit Related Fees – Marcum LLP	$50,920	$-
Tax Fees – Marcum LLP	$12,475
Other Fees – Marcum LLP	$136,643
Total	$314,641	$90,000

We also incurred audit related fees of approximately $0 and $217,000 for services performed by our predecessor auditors, McGladrey LLP during fiscal 2013 and fiscal 2012, respectively.

Marcum Audit Fees: The Company recorded fees of $114,603 and $90,000 in connection with its audits of the Company’s financial statements for the fiscal years ended October 31, 2013 and 2012, respectively.

Audit-Related Fees: The Company recorded fees of $50,920 in connection with its quarterly review services for the fiscal year ended October 31, 2013.

Tax Fees: The Company recorded fees of $12,475 in connection with tax fees for the fiscal year ended October 31, 2013. The Company engaged Marcum LLP to prepare the Company’s 2012 tax return.

All Other Fees: The Company recorded fees of $136,643 primarily for review of securities registration documents, and for assistance with other document reviews.

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “ de minimus “ provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

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CORPORATE GOVERNANCE MATTERS

Board of Directors.

As of May 20, 2014, our Board includes seven directors. Effective upon the election of directors at the Annual Meeting, the number of directors serving on the Board will be six.

Name	Age	Position

Dr. James P. Patton	56	Chairman of our Board of Directors
Daniel J. O’Connor	49	President, Chief Executive Officer and Director
Roni A. Appel	47	Director
Richard J. Berman	71	Director
Dr. Thomas McKearn	65	Director
Thomas A Moore	63	Director (not nominated for re-election)
Dr. David Sidransky	53	Director

Dr. James Patton. Dr. Patton has served as a member of our Board of Directors since February 2002 and as our Chief Executive Officer from February 2002 to November 2002, as Chairman of our Board of Directors from November 2004 until December 31, 2005. Since January 1, 2006 through August 18, 2013, Dr. Patton remained as a director. On August 19, 2013, Dr. Patton was appointed Chairman of our Board of Directors. Since February 1999, Dr. Patton has been Vice President of Millenium Oncology Management Inc., which provides management and consulting services in the field of radiation oncology. Dr. Patton has been a trustee of Dundee Wealth US, a mutual fund family, since October 2006. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive chairman.

Daniel J. O’Connor . Mr. O’Connor joined Advaxis in January 2013 as Senior Vice President, Chief Legal and Business Development Officer, was promoted to Executive Vice President in May 2013, and was appointed President and Chief Executive Officer of Advaxis in August 2013. Mr. O’Connor has fifteen years of executive, legal, and regulatory experience in the biopharmaceutical industry with ImClone Systems, PharmaNet and Bracco Diagnostics. Joining ImClone in 2003, Mr. O’Connor supported the clinical development, launch, and commercialization of ERBITUX(R). As ImClone’s senior vice president, general counsel, and secretary, he played a key role in resolving numerous issues facing ImClone, including extensive licensing negotiations, in advance of the company being sold to Eli Lilly in 2008. Prior to joining ImClone, Mr. O’Connor was PharmaNet’s general counsel and instrumental in building the company from a start-up contract research organization to an established world leader in clinical research. Mr. O’Connor was also a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990. Most recently, while at Bracco Diagnostics, a large private pharmaceutical and medical device company, Mr. O’Connor was the company’s vice president and general counsel.

Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his MBA at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

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Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger & acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. From 1998 to 2012, Mr. Berman served as a Director of Easy Link Int’l. Mr. Berman is currently a director of three public companies: Advaxis, Inc., Neostem, Inc. (since 2005), and Lustros, Inc. (since 2012). From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. From 2008 to 2010, Mr. Berman was Chairman and CEO of NexMed Inc., a public biotech company. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Thomas J. McKearn. Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years, from 2002 to 2012, at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as the VP of Strategic Clinical Affairs, and now as the President, Research & Development at Onconova, he has worked to bring the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products qualify him to serve as our director.

Thomas A. Moore. Mr. Moore is not nominated for re-election to the Board. Mr. Moore was appointed to our Board of Directors as an independent director in September 2006 and served as CEO of Advaxis, Inc. from December 2006 to August 2013. Previously, from June 2002 to June 2004, Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues. From 1996 to November 2000, he was President and Chief Executive Officer of Nelson Communications. Previously, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and group vice president of the Procter & Gamble Company.

Dr. David Sidransky. Dr. Sidransky is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer and was appointed to our Board of Directors in July, 2013. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and serves on the Board of Directors of Rosetta Genomics, Immune Pharmaceuticals, and Celsus. He is serving and has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR).

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The Board held 7 meetings in fiscal 2013. Each director attended at least 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees in fiscal 2013:

Committee Name	Current Members	Number of Meetings in Fiscal 2013		Principal Functions

Audit Committee	J. Patton (Chairman)	4	The Audit Committee is responsible for the following:
R. Berman
	R. Appel		●	recommending the engagement of auditors to the full Board;

			●	reviewing the results of the audit engagement with the independent registered public accounting firm;

			●	identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;

			●	reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

			●	reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and

			●	reviewing the auditors’ fees.

Compensation Committee	R. Appel (Chairman) R. Berman D. Sidransky	2	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

Nominating and Corporate Governance	R. Berman (Chairman) J.Patton	1	The functions of the Nominating and Corporate Governance Committee include the following:

			●	identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;

			●	advising the Board with respect to matters of board composition, procedures and committees;

			●	developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

			●	overseeing the annual evaluation of the Board and our management.

Research and Development Committee	D. Sidransky (Chairman) T. Moore T. McKearn	0	The functions of the Research and Development Committee include the following:

			●	provide advice and guidance to the Board on scientific matters;

			●	provide advice and guidance to the Board on medical matters.

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Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the NASDAQ listing standards for independence effective April 2010. Each of our directors, other than Daniel J. O’Connor and Thomas A. Moore, is independent in accordance with the definition set forth in the NASDAQ rules. Each nominated member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules. For fiscal 2013, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act. Mr. Appel was appointed to the Audit Committee in August 2013.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

Compensation Committee

The Compensation Committee of our Board of Directors consists of Mr. Berman, Mr. Appel, and Dr. Sidransky. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer. The compensation committee did not utilize the services of any compensation consultant for either fiscal year 2012 or 2013.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Mr. Berman and Mr. Patton. For fiscal 2013, the Nominating and Corporate Governance Committee was composed of Mr. Berman and Mr. Moore. Mr. Patton was appointed to replace Mr. Moore on this Committee in April 2013.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

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●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our common stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our common stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

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Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Dr. Sidransky, Mr. Moore and Dr. McKearn.

Board Leadership Structure

Thomas A. Moore was the Chairman of the Board and our Chief Executive Officer from December 15, 2006 through August 19, 2013 and is currently serving as director. On August 19, 2013, James P. Patton was appointed Chairman and continues to serve as Chairman. Dr. Patton, with his wealth of medical and oncology research, his extensive history of our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Daniel J. O’Connor succeeded Mr. Moore as Chief Executive Officer and President of our Company on August 19, 2013. Mr. O’Connor’s knowledge of industry standards and his experience in industry operations, and his leadership experience provides a fine compliment to Dr. Patton’s scientific knowledge. This structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This unity of leadership promotes strategy development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

As described above, five of our seven current directors and five of our six director nominees are independent. In addition, all of the nominated directors on each of our Board committees are independent directors. The committee chairs set the agendas for their committees and report to the full Board on their work. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chief Executive Officer brings company-specific experience and expertise.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the Chief Executive Officer, enables the Board to effectively oversee our risk management function.

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Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2013 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s common stock complied with all Section 16(a) filing requirements during such fiscal year, except: (i) Roni A. Appel, as a director of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013, October 29, 2013 to report a transaction that occurred on October 24, 2013 and November 25, 2013 to report a transaction that occurred on November 18, 2013; (ii) Richard Berman, as a director of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on November 20, 2012; (iii) Chris French, as an officer of the Company, filed a late Form 3 on September 17, 2013 to report an event that occurred on August 19, 2013; (iv) Dr. Thomas McKearn, as a director of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013 and November 25, 2013 to report a transaction that occurred on November 18, 2013; (v) Thomas Moore, as a director of the Company, file a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013 and October 28, 2013 to report a transaction that occurred on October 22, 2013; (vi) Daniel O’Connor, as an officer and director of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013 and November 12, 2013 to report a transaction that occurred on October 31, 2013; (vii) Dr. James Patton, as a director of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013, October 29, 2013 to report a transaction that occurred on October 24, 2013 and November 25, 2013 to report a transaction that occurred on November 18, 2013; (viii) Robert Petit, as an officer of the Company, filed a late Form 4 on January 10, 2014 to report a transaction that occurred on January 7, 2014; (ix) Mark Rosenblum, as an officer of the Company, filed a late Form 4 on July 10, 2013 to report a transaction that occurred on March 14, 2013; and (x) David Sidransky, as a director of the Company, filed a late Form 3 on September 19, 2013 to report an event that occurred on July 16, 2013 and filed a late Form 4 November 26, 2013 to report a transaction that occurred on November 18, 2013.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

Thomas A. Moore

Mr. Moore, our former Chairman and Chief Executive Officer and Director, previously loaned the Company operating funds from time to time, either pursuant to the Moore Notes (as defined below) or as an investor in other offerings by the Company. Subsequently, the Moore Notes and all other loans made by Mr. Moore to the Company have been paid in full. The following summarizes all related party transactions with Mr. Moore since November 1, 2011 (the first day of our fiscal 2012 year).

On September 22, 2008, we entered into agreement to provide for the sale, from time to time, of senior promissory notes (the “Moore Notes”) to Mr. Moore, which promissory notes and agreement have subsequently been amended. Under the terms of the Moore Notes : (i) the promissory notes bear interest at the rate of 12% per annum and (ii) the maturity date is the earlier of the date of consummation of an equity financing in an amount of $6.0 million or more or the occurrence of any event of default as defined in the Moore Notes. As of October 31, 2011, we owed Mr. Moore approximately $408,000 in principal and interest under the Moore Notes.

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Effective May 14, 2012, we entered into a note purchase agreement with Mr. Moore and other accredited investors in connection with the private placement of an aggregate $953,333 convertible promissory notes and warrants. We refer to this offering as the “May 2012 offering.” Accordingly, on May 18, 2012, we issued $120,000 of convertible promissory notes to Mr. Moore for a purchase price of $90,000 in cash, representing an original issue discount of 25%. Mr. Moore paid $0.75 for each $1.00 of principal amount of note purchased. The $120,000 convertible promissory notes mature May 18, 2013 and are convertible into shares of our common stock at a conversion price of $18.75 per share, subject to adjustment. We also issued Mr. Moore a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the $120,000 convertible promissory notes, at an exercise price of $18.75 per share, subject to adjustment, which warrant expires on May 18, 2017. Mr. Moore converted his May 2012 Note, with a principal amount of $120,000, into 37,964 shares of the Company’s common stock at a conversion price of $3.16.

Effective June 8, 2012, we entered into an exchange agreement with Mr. Moore, pursuant to which warrants to purchase an aggregate of 88,517 shares of our common stock, issued to Mr. Moore between August 2007 and May 2012, were exchanged for new warrants to purchase the same amount of shares of our common stock.. In connection with the warrant exchange, Mr. Moore also waived our obligation to keep reserved from our authorized and available shares of common stock, such number of shares of common stock necessary to effect the exercise, in full, of the original warrants exchanged for these new warrants with a 2-year extension.

Additionally, for the twelve months ended October 31, 2012, Mr. Moore loaned us $74,500 under the Moore Notes. We paid Mr. Moore $35,000 in principal on the Moore Notes. As of October 31, 2012, we were not in default under the terms of the agreement relating to the Moore Notes. As of October 31, 2012, we owed Mr. Moore an aggregate amount of approximately $597,000 in principal and interest, consisting of $477,000 under the Moore Notes and $120,000 under the May 2012 Note.

For the twelve months ended October 31, 2013, Mr. Moore loaned the Company $11,200 under the Moore Notes. In addition, for the twelve months ended October 31, 2013, Mr. Moore earned accrued interest of approximately $32,000 on the Moore Notes. The Company also paid Mr. Moore $193,833 principal on the Moore Notes for the twelve months ended October 31, 2013. As of October 31, 2013 the Company owed $163,132 in principal and accrued interest on the Moore Notes.

On February 4, 2014 the Company paid Mr. Moore approximately $168,281 as payment in full under the Moore Notes.

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On August 19, 2013, we entered into a consulting agreement with Mr. Moore, which took effect as of such date. Under the consulting agreement, Mr. Moore will perform the duties assigned by the CEO, the Chairman of the Board and/or Board of Directors related to strategic planning and business development, or any other matter so delegated. Mr. Moore is required to be able to commit at least 20 hours per week to his consulting duties under the agreement. The consulting agreement provides for an initial term of one year, after which it terminate unless we notify Mr. Moore of our intent to renew prior to the expiration of the initial term, following which it will be renewed upon such terms and conditions as they may mutually agree. If we elect to continue beyond the initial term, either Mr. Moore or we may terminate at any time for any reason with or without cause upon 90 days written notice.

Pursuant to the terms of the consulting agreement, Mr. Moore is entitled to: (i) annualized compensation of $350,000 (payable monthly, with the first payment due September 20, 2013), with 12% per annum interest accruing on payments not made in accordance with the agreed terms; (ii) reimbursement for any COBRA costs, (iii) be treated as non-employee Director for purposes of attendance fees under Advaxis, Inc.’s Director compensation program (but not for purposes of the annual retainer), (iv) receive a one-time grant of 30,000 options under the Advaxis, Inc. 2011 Omnibus Incentive Plan (the “Plan”) on or around November 1, 2013, and be considered in “Continuous Service” for purposes of his outstanding option awards under the Plan (as such term is defined in the Plan) and (v) reimbursement of reasonable documented travel expenses as contemplated by the consulting agreement.

Following Mr. Moore’s termination of his engagement as a consultant as provided in the agreement, Mr. Moore is entitled to payment of any earned or accrued but unpaid compensation and, provided that Mr. Moore executes a separation agreement and general release, a one-time lump sum $350,000 disengagement payment, subject to all applicable withholdings and deductions.

The consulting agreement provided for the termination of the August 21, 2007 employment agreement between Advaxis, Inc. and Mr. Moore, and provided that upon termination of that employment agreement, Mr. Moore received (i) accrued but unused vacation time, (ii) reimbursement of reasonable documented expenses incurred and (iii) accrued salary prior, all of which were payable in accordance with the schedule provided in the agreement. See “Discussion of Summary Compensation Table – Moore Employment and Option Agreements” below.

Mr. Moore’s consulting agreement also contains customary covenants regarding non-solicitation, non-compete, confidentiality, works for hire, non-disparagement, as well as a general release of our liability for claims, including any claims for a default on Mr. Moore’s outstanding notes, that accrued prior to the date of execution of the consulting agreement.

The foregoing description of Mr. Moore’s consulting agreement is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 10.1 to our annual report filed on form 10K/A filed on February 6, 2014 and incorporated herein by reference.

During December 2013 (subsequent to the fiscal year end) the Board of Directors deemed it advisable and in the best interests of the Company to exchange the 30,000 above mentioned options issued to Mr. Moore pursuant to his consulting agreement which took effect August 19, 2013 and to issue in exchange for such options 37,500 restricted stock units (RSU’s); such RSU’s will vest quarterly over three years such that 100% of the RSU’s will be vested on the third anniversary (December 2016). As Mr. Moore is not nominated for re-election, 10,976 RSU’s will be vested through his current term on the Board, contingent on the approval of Proposal 3.

Mark J. Rosenblum

In connection with the October 2011 offering, we issued $58,823.53 of convertible promissory notes to an IRA account in the name of our Chief Financial Officer, Mark J. Rosenblum, for a purchase price of $50,000. Additionally, Mr. Rosenblum received a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the $58,823.53 convertible promissory notes, at an exercise price of $18.75 per share, which expire on October 31, 2014. On May 18, 2012, Mr. Rosenblum exchanged his convertible promissory notes and warrant for 5,490 shares of our common stock.

In connection with Mr. Rosenblum’s resignation in March 2014, the Company and Mr. Rosenblum entered into a separation agreement effective as of March 24, 2014. The separation agreement provides for severance benefits of, among other things, one year’s salary of $275,000 payable in equal bi-weekly payments over a period of twelve (12) months as well as accelerated vesting of Mr. Rosenblum’s stock and option awards.

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James P. Patton

On August 2, 2012, in a private placement pursuant to a note purchase agreement, we issued Dr. James Patton, a member of our Board of Directors, a convertible promissory note in the principal amount of $66,667 for a purchase price of $50,000, representing an original issue discount of 25%. Dr. Patton paid $0.75 for each $1.00 of principal amount of the Patton Note. The Patton Note was convertible into shares of our common stock at $18.75 per share, subject to adjustment.

Additionally, Dr. Patton received a warrant to purchase that number of shares of our common stock equal to 50% of the number of shares of our common stock issuable upon conversion of the Patton Note, at an exercise price of $10.625 per share. This warrant expires on August 2, 2017 and may be exercised on a cashless basis in certain circumstances. On June 25, 2013, Dr. Patton converted the note in full into 21, 092 shares of Advaxis Inc. common stock.

Daniel J. O’Connor

In connection with a May 2012 offering by Advaxis, Inc., we issued Mr. O’Connor a convertible promissory note in the principal amount of $66,667 for a purchase price of $50,000, which represents an original issue discount of 25%. On May 20, 2013, Mr. O’Connor converted the note in full for 21,091 shares of our common stock. Mr. O’Connor also received a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the note, based on the original conversion price of $18.75 per share, which warrant expires May 18, 2017 and may be exercised on a cashless basis in certain circumstances. The warrant had an original exercise price of $18.75 per share but was adjusted, pursuant to its terms, on December 1, 2012 to $10.625 per share.

Chris L. French

On September 27, 2012, in a private placement pursuant to a note purchase agreement, we issued our employee Ms. French a convertible promissory note in the aggregate principal amount of $25,000, for a purchase price of $25,000. The note bears interest at a rate of 12%, compounded annually. On December 19, 2013, Ms. French converted the note plus accrued interest, in full, for 4,527 shares of our common stock. Ms. French also received a warrant to purchase such number of shares of our common stock equal to 50% of the number of shares received upon conversion of her convertible promissory note, or 2,263 shares, at an exercise price equal to the conversion price then in effect for her note, or $5.625.

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OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 15, 2014:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following May 15, 2014.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 19,272,924 shares of common stock outstanding as of May 15, 2014, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership
Dr. James P. Patton (1)	135,873	*	%
Daniel J. O’Connor (2)	144,731	*	%
Roni A. Appel (3)	103,616	*	%
Richard J. Berman (4)	32,930	*	%
Dr. Thomas J. McKearn (5)	38,724	*	%
Thomas A. Moore (6)	283,745	1.46%
Dr. David Sidransky (7)	10,309	*	%
Chris L. French (8)	44,655	*	%
Gregory T. Mayes (9)	20,971	*	%
Robert G. Petit (10)	74,911	*	%
Sara M. Bonstein (11)	522	*	%
Mark J. Rosenblum (12)	97,244	*	%

All Current Directors & Officers as a Group (11 People) (13)	950,587	4.84%

*Less than 1%

(1) Represents 108,528 issued shares of our common stock, options to purchase 13,067 shares of our common stock exercisable within 60 days and warrants to purchase 14,278 shares of our common stock exercisable within 60 days. Amount does not include 50,000 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(2) Represents 122,203 issued shares of our common stock, options to purchase 14,000 shares of our common stock exercisable within 60 days and warrants to purchase 8,528 shares of our common stock exercisable within 60 days. Amount does not include 200,000 unvested Restricted Stock Units granted in December, 2013 subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

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(3) Represents 67,332 issued shares of our common stock, options to purchase 30,034 shares of our common stock exercisable within 60 days and warrants to purchase 6,250 shares of our common stock exercisable within 60 days. Amount does not include 50,000 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(4) Represents 14,530 issued shares of our common stock, options to purchase 18,400 shares of our common stock exercisable within 60 days. Amount does not include 50,000 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(5) Represents 23,529 issued shares of our common stock, options to purchase 15,195 shares of our common stock exercisable within 60 days. Amount does not include 50,000 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(6) Represents 165,486 issued shares of our common stock, options to purchase 97,867 shares of our common stock exercisable within 60 days and warrants to purchase 20,392 shares of our common stock exercisable within 60 days. Amount does not include 10,976 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(7) Represents 10,309 issued shares of our common stock. Amount does not include 50,000 Restricted Stock Units granted, subject to shareholder approval, subsequent to fiscal year end and currently not available under the 2011 Omnibus Incentive Plan- see Proposal 3 to increase the aggregate number of shares in our 2011 Omnibus Incentive Plan.

(8) Represents 18,659 issued shares of our common stock, options to purchase 23,733 shares of our common stock exercisable within 60 days and warrants to purchase 2,263 shares of our common stock exercisable within 60 days. Amount does not include 60,000 unvested Restricted Stock Units granted in December, 2013.

(9) Represents 20,971 issued shares of our common stock.

(10) Represents 38,911 issued shares of our common stock, options to purchase 29,600 shares of our common stock exercisable within 60 days and warrants to purchase 6,400 shares of our common stock exercisable within 60 days. Amount does not include 80,000 unvested Restricted Stock Units granted in December, 2013.

(11) Represents 522 issued shares of our common stock.

(12) Represents 37,644 issued shares of our common stock, options to purchase 53,600 shares of our common stock exercisable within 60 days and warrants to purchase 6,000 shares of our common stock exercisable within 60 days.

(13) Represents an aggregate of 590,980 issued shares of our common stock, options to purchase 295,496 shares of our common stock exercisable within 60 days and warrants to purchase 64,111 shares of our common stock exercisable within 60 days.

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Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Daniel J. O’Connor	49	President and Chief Executive Officer, Director
Gregory T. Mayes	45	Chief Operating Officer, Executive Vice President and Secretary
Robert G. Petit	54	Chief Scientific Officer and Executive Vice President
Sara Bonstein	33	Chief Financial Officer and Senior Vice President
Chris L. French	55	Vice President, Regulatory and Medical Affairs

Daniel J. O’Connor. Mr. O’Connor joined Advaxis in January 2013 and currently serves as President and Chief Executive Officer. Mr. O’Connor has fifteen years of executive, legal, and regulatory experience in the biopharmaceutical industry with ImClone Systems, PharmaNet and Bracco Diagnostics. Joining ImClone in 2003, Mr. O’Connor supported the clinical development, launch, and commercialization of ERBITUX(R). As ImClone’s senior vice president, general counsel, and secretary, he played a key role in resolving numerous issues facing ImClone, including extensive licensing negotiations, in advance of the company being sold to Eli Lilly in 2008. Prior to joining ImClone, Mr. O’Connor was PharmaNet’s general counsel and instrumental in building the company from a start-up contract research organization to an established world leader in clinical research. Mr. O’Connor was also a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990. Most recently, while at Bracco Diagnostics, a large private pharmaceutical and medical device company, Mr. O’Connor was the company’s vice president and general counsel.

Gregory T. Mayes. Mr. Mayes joined Advaxis in October 2013 and currently serves as Chief Operating Officer, Executive Vice President, and Secretary. Mr. Mayes is the former Executive Vice President, Human Resources for Dendreon Corporation, the leading pioneer in the field of immuno-oncology research and development, where he was a member of the Executive Committee. Prior to Dendreon, Mr. Mayes was the President of Unigene Laboratories, Inc. (2010 to 2012) where he primarily led out-licensing efforts for the company’s novel oral peptide drug delivery platform. Prior to Unigene, Mr. Mayes served as the Vice President, General Counsel, and Chief Compliance Officer at ImClone Systems Corporation, a wholly owned subsidiary of Eli Lilly (2004 to 2010). While serving at ImClone in positions of increasing responsibility, Mr. Mayes supported the clinical development and commercialization of ERBITUX® (cetuximab), led the development and oversight of the company’s first corporate compliance program, and contributed significantly to activities related to Eli Lilly’s $6.5 billion acquisition of ImClone in 2008. Mayes also served as Senior Counsel at AstraZeneca Pharmaceuticals LP where he provided a wide range of legal services in connection with the development and commercialization of five approved products in the company’s oncology portfolio (2001 to 2004). Earlier, Mr. Mayes worked in private practice at Morgan Lewis LLP, a national law firm. He earned his B.S. degree from Syracuse University cum laude where he was recognized as a Remembrance Scholar and he earned his J.D. degree from the Temple University School of Law where he was the Articles Editor on the Temple Law Review.

Robert G. Petit, Ph.D. Dr. Petit joined Advaxis in October, 2010 and currently serves as Executive Vice President and Chief Scientific Officer. Dr. Petit has 23 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joins Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, director of Medical Strategy for New Oncology Products, and director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as vice president of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

Sara M. Bonstein. Ms. Bonstein joined Advaxis in March 2014 as the Chief Financial Officer, Senior Vice President. Ms. Bonstein has a decade of financial leadership experience in the life sciences industry with Eli Lilly & Company, ImClone Systems, and Johnson & Johnson. While at Eli Lilly & Company, Ms. Bonstein was a Six Sigma Champion and Black Belt, leading multiple projects relating to clinical research, project management, finance, manufacturing, and commercial sales. Prior to her Six Sigma role, Ms. Bonstein held positions of increasing responsibility at ImClone (which was acquired by Eli Lilly in 2008) including Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development, spanning over ten monoclonal antibody cancer therapeutics, including Erbitux, a cancer treatment with over $1.5 billion in annual sales. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson in both the Ortho McNeil Pharmaceuticals and Ortho Biotech Divisions of the company where she managed gross-to-net analysis and calculation for approximately $1.1 billion of pharmaceutical product sales. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. Ms. Bonstein holds a BS in Finance from The College of New Jersey and an MBA from Rider University.

Chris L. French. Ms. French joined Advaxis in March, 2011 and currently serves as Vice President, Regulatory and Medical Affairs. Ms. French has over 20 years of basic science research and pharmaceutical experience in drug development in start-up, midsize and large pharmaceutical companies. She has held management positions in medical affairs, regulatory affairs, scientific communications, drug development, and business development. Ms. French joined us in 2011 from Bristol Myers-Squibb where she was US Director of Oncology Scientific Communications and medical strategy lead in US Oncology Medical Affairs New Products. Prior to BMS, Ms. French was the Senior Director of Program Management at MGI Pharma; Vice President of Regulatory and Scientific Affairs at Aesgen and the Director of the Dermatology Business Unit at Atrix, Inc. Prior to her pharmaceutical experience, she was a research scientist and technology transfer manager at the Mayo Foundation for Medical Education and Research. During her career she has managed over 60 technology transfer projects, 30 drug development programs and has been responsible for filing nearly 30 ANDAs, four NDAs and contributed to an additional 12 NDAs in multiple therapeutic areas.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by the individuals serving as our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended October 31, 2013. These individuals are referred to in this proxy statement as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2013 and 2012, we have omitted those columns from the table

Name and Principal Position	Fiscal Year	Salary	Bonus		Stock Award(s)		Option Award(s) (1)		All Other Compensation		Total

Daniel J. O’Connor	2013	$209,423	$103,042	(5)	$43,625	(6)	$104,040	(13)	$-		$460,130
President and Chief Executive Officer (14)	2012	$-	$-		$-		$-		$-		$-

Mark J. Rosenblum	2013	$253,173	$108,281	(5)	$12,031	(6)	$180,000	(9)	$22,634	(3)	$576,119
Former Chief Financial Officer	2012	$250,000	$-		$-		$304,080	(10)	$21,335	(3)	$582,135

Robert G. Petit	2013	$263,461	$108,281	(5)	$36,094	(6)	$168,750	(11)	$21,336	(4)	$597,922
Chief Scientific Officer, Executive Vice President	2012	$240,385	$-		$-		$260,640	(12)	$19,405	(4)	$526,190

Thomas A. Moore	2013	$304,231	$-		$-		$300,000	(7)	$42,873	(2)	$647,104
Former CEO and Chairman	2012	$350,000	$-		$-		$579,200	(8)	$43,985	(2)	$985,985

(1) The amounts shown in this column represent the fair value in accordance with ASC 718. The grant date values have been determined based on the assumptions and methodologies set forth in the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31 2013 (Note 12, Stock Options).

(2) Based on our cost of Mr. Moore’s coverage for health care and interest received by Mr. Moore for the Moore Notes.

(3) Based on our cost of Mr. Rosenblum’s coverage for health care.

(4) Based on our cost of Dr. Petit’s coverage for health care.

(5) Represents bonuses, paid primary in RSUs, for services performed related to our public offering and during the fiscal year ended October 31, 2013.

(6) Represents bonuses, paid in shares of our common stock, for services performed related to our public offering and during the fiscal year ended October 31, 2013

(7) In the fiscal year ended October 31, 2013, we granted stock options to purchase 32,000 shares of our common stock to Mr. Moore in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(8) In the fiscal year ended October 31, 2012, we granted stock options to purchase 32,000 shares of our common stock to Mr. Moore in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(9) In the fiscal year ended October 31, 2013, we granted stock options to purchase 19,200 shares of our common stock to Mr. Rosenblum in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(10) In the fiscal year ended October 31, 2012, we granted stock options to purchase 16,800 shares of our common stock to Mr. Rosenblum in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(11) In the fiscal year ended October 31, 2013, we granted stock options to purchase 18,000 shares of our common stock to Dr. Petit in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(12) In the fiscal year ended October 31, 2012, we granted stock options to purchase 14,400 shares of our common stock to Dr. Petit in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(13) In the fiscal year ended October 31, 2013, we granted stock options to purchase 16,000 shares of our common stock to Mr. O’Connor in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(14) Mr. O’Connor joined our Company in January 2013 as Senior Vice President, Chief Legal and Business Development Officer, was promoted to Executive Vice President in May 2013, and was appointed President and Chief Executive Officer in August 2013. During fiscal 2013, Mr. O’Connor voluntarily agreed to receive approximately 71% of his salary in shares of our common stock.

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Discussion of Summary Compensation Table

O’Connor Employment Agreement

On August 19, 2013, we entered into an employment agreement with Mr. O’Connor in connection with his appointment as our President and Chief Executive Officer. The employment agreement provides for an initial term of three years, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon 90 days written notice. Effective as of December 19, 2013, the parties amended Mr. O’Connor’s employment agreement. The employment agreement, as amended, provides that Mr. O’Connor’s base salary is as follows: (i) $325,000.00, effective from the date of Mr. O’Connor’s appointment as CEO through December 31, 2014, (ii) $350,000.00 on January 1, 2015 through December 31, 2015, and (iii) $375,000.00 on January 1, 2016 through the remainder of the Initial Term (as such term is defined in the agreement) and, to the extent the Initial Term is extended in accordance with the provisions thereof, through December 31, 2016, subject to adjustment, provided, however, if the Company closes a licensing or other strategic transaction (as defined in the Amended Employment Agreement), Mr. O’Connor’s salary shall immediately be increased to the $375,000 level. Mr. O’Connor has informed the Compensation Committee he has waived this right and intends to amend his employee agreement as such.

According to the agreement, as amended, Mr. O’Connor agreed to utilize a percentage of his base salary for stock compensation. The allocation between the cash and equity components of his salary is 75% and 25%, respectively. He will acquire our common stock in accordance with the terms and provisions of our 2011 Omnibus Incentive Plan, based on the fair market value of our common stock on the date of acquisition, which is the last business day of each of our fiscal quarters.

Mr. O’Connor is eligible to receive an annual bonus of 10-50% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Mr. O’Connor at the beginning of each fiscal year. Mr. O’Connor is also eligible to receive a one-time bonus of $88,500, 50% of which will be in the form of restricted stock units, if we close a financing greater than $15,000,000 during the initial three-year term of the agreement. Mr. O’Connor is eligible to participate in our benefit plans and receive grants of stock options and other awards under our 2011 Omnibus Incentive Plan, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

The employment agreement also grants Mr. O’Connor the right to participate in future capital raises at a 15% discount to the applicable offering price (or conversion price) of shares offered to investors during such capital raise or offering only to the extent permitted by, and on terms consistent with, our 2011 Omnibus Incentive Plan, applicable law and the rules and regulations of NASDAQ (or other applicable exchange). NASDAQ rules currently do not permit such discount.

In the event Mr. O’Connor’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Mr. O’Connor executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Mr. O’Connor is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits, (ii) full vesting of all stock options and extension of the exercise period for such stock options by two years, (iii) the issuance of all earned but unissued shares of common stock, and (iv) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Mr. O’Connor in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

Mr. O’Connor’s employment agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Employment Agreements with Other Executive Officers

The employment agreements, as amended, that we entered into with Gregory T. Mayes, Executive Vice President, Chief Operating Officer and Secretary, Robert G. Petit, Executive Vice President and Chief Scientific Officer, Mark J. Rosenblum, Former Senior Vice President, Chief Financial Officer and Secretary, Sara M. Bonstein, Senior Vice President and Chief Financial Officer, and Chris L. French, Vice President, Regulatory and Medical Affairs, each provides for an initial term of one year, after which each such agreement will be automatically renewed for one year periods unless otherwise terminated by us or the applicable executive upon 90 days written notice. The executive employment agreements provide for initial annual base salaries as follows: (i) Mr. Mayes, $265,000 per year (plus annual cost-of-living adjustments), (ii) Mr. Petit, $275,000 per year (subsequently increased to $285,000 on January 1, 2014 plus annual cost-of-living adjustments), (iii) Mr. Rosenblum, $275,000 per year (plus annual cost of living adjustment), (iv) Ms. Bonstein, $225,000 per year (plus annual cost of living adjustment), and (v) Ms. French, $200,000 per year (subsequently increase to $206,000 on January 1, 2014 plus annual cost-of-living adjustments). We will review each executive’s salary on an annual basis.

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In connection with Mr. Rosenblum’s resignation in March 2014, the Company and Mr. Rosenblum entered into a separation agreement effective as of March 24, 2014. The separation agreement provides for severance benefits of, among other things, one year’s salary of $275,000 payable in equal bi-weekly payments over a period of twelve (12) months as well as accelerated vesting of Mr. Rosenblum’s stock and option awards.

Each of the foregoing executive officers agreed to utilize a percentage of their base salary for stock compensation. Each executive will acquire our common stock based on the fair market value of our common stock on the date of acquisition. The allocation between the cash and equity components of each executive’s base salary is as follows:

Executive	% of base salary in cash	% of base salary in our common stock

Daniel J. O’Connor	75.0	25.0

Chris L. French	95.0	5.0

Gregory T. Mayes	92.5	7.5

Robert G. Petit	91.5	8.5

Sara M. Bonstein	92.5	7.5

The stock compensation will be acquired by the executives on the last business day of each of our fiscal quarters in accordance with the terms and provisions of our 2011 Omnibus Incentive Plan (as such plan is amended from time-to-time).

Under the terms of each executive employment agreement, each executive is also eligible to receive an annual cash bonus of 10-50% of his/her base salary, which amount, if any, will be determined by our Compensation Committee based on achievement of certain goals to be established by such committee and each executive at the beginning of each fiscal year.

The employment agreements we entered into with Mr. Petit, Ms. Bonstein and Ms. French afford each such executive with the right to participate in future capital raises at a 15% discount to the applicable offering price (or conversion price) of shares offered to investors during such capital raise or offering only to the extent permitted by, and on terms consistent with, our 2011 Omnibus Incentive Plan, applicable law and the rules and regulations of NASDAQ (or such other applicable exchange). NASDAQ rules currently do not permit such discount.

In the event that an executive’s employment is terminated without Just Cause, or if he/she voluntarily resigns with Good Reason, or if his/her employment is terminated due to disability (all as defined in the employment agreement), and so long as the executive executes a confidential separation and release agreement, the executive is entitled to receive severance benefits consistent with those to which Mr. O’Connor is entitled, as described above.

The terms of each executive employment agreement provide that each executive is entitled to four weeks of vacation and sick leave, as well as reimbursement of reasonable expenses in fulfilling his/her duties under the agreement.

Moore Employment Agreement and Option Agreements. See “Certain Relationships and Related Transactions – Thomas Moore” above. We were party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provided that he would serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years. Following the initial term of employment, the agreement was renewed for a one year term, and was automatically renewed for additional successive one year terms, until terminated pursuant to the terms of his consulting agreement described above.

Under the terms of the agreement, Mr. Moore was entitled to receive a base salary of $350,000 per year, which was subject to annual review for increases by our Board of Directors in its sole discretion. The agreement also provides that Mr. Moore was entitled to receive family health insurance at no cost to him.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 12,000 shares of our common stock, of which 6,000 shares were issued on November 1, 2007 upon our successful raise of $4.0 million and 6,000 shares were issued on June 29, 2010 upon our successful raise of an additional $6.0 million (which condition was satisfied in January 2010).

We have also granted Mr. Moore options to purchase shares of our common stock pursuant to our equity compensation plans. During fiscal 2012, we granted Mr. Moore options to purchase 32,000 shares of our common stock, with an exercise price of $18.50 per share. These options vest over a three year period beginning one year from the grant date. On March 14, 2013 we granted Mr. Moore options to purchase 32,000 shares of our common stock with an exercise price of $9.375 per share.

We have also agreed to grant Mr. Moore an additional 12,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than $50.00 for 40 consecutive business days. Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the Company which is a change of control or a sale of the Company while Mr. Moore is employed. In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances. In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2013. There are no outstanding stock awards, only outstanding option awards.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Daniel J. O’Connor	4,000		4,000	(1)	-	$3.63	1/2/2023
	2,667		5,333	(2)	-	$9.375	3/14/2023

Mark J. Rosenblum	8,00	(3)	-		-	$16.125	1/5/2020
	9,600	(4)	-		-	$18.75	10/14/2020
	11,200		5,600	(5)	-	$18.50	11/8/2021
	6,400		12,800		-	$9.375	3/14/2023

Robert G. Petit	8,000	(6)	-		-	$12.50	7/21/2019
	9,600		4,800		-	$18.50	11/8/2021
	12,000		6,000		-	$9.375	3/14/2023

Thomas A. Moore	11,189	(7)	-		-	$17.875	12/15/2016
	28,011		-		-	$12.50	7/21/2019
	16,000		-		-	$18.75	10/14/2020
	21,333		10,667		-	$18.50	11/8/2021
	10,667		21,333		-	$9.375	3/14/2023

(1)	Of these options, 4,000 became exercisable on January 2, 2013, 2,000 will become exercisable on January 2, 2014 and 2,000 will become exercisable on January 2, 2015.

(2)	Of these options, approximately 2,667 became exercisable on March 14, 2013, approximately 2,667 became exercisable on March 14, 2014 and approximately 2,667 will become exercisable on March 14, 2015.

(3)	Of these options, 4,000 became exercisable on January 5, 2010, 2,000 became exercisable on January 5, 2011 and 2,000 became exercisable on January 5, 2012.

(4)	Of these options, 3,200 became exercisable on October 14, 2011, 3,200 became exercisable on October 14, 2012 and 3,200 became exercisable on October 14, 2013.

(5)	Of these options, 5,600 became exercisable on November 8, 2012, 5,600 became exercisable on November 8, 2013 and 5,600 will become exercisable on November 8, 2014.

(6)	Of these options, 2,667 became exercisable on July 21, 2009, approximately 2,667 became exercisable on July 21, 2010 and approximately 2,667 became exercisable on July 21, 2011.

(7)	Of these options, approximately 3,730 became exercisable on December 15, 2006, approximately 3,730 became exercisable on December 15, 2007 and approximately 3,730 became exercisable on December 15, 2008.

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Director Compensation

On February 15, 2013 the Board of Directors elected to change its compensation policy. Beginning in fiscal 2013, non-employee directors will receive $100,000 in compensation, of which at least 50% must be shares of our common stock. Each director will elect the dollar value of stock based compensation at the beginning of each fiscal year. For each year beginning in fiscal 2014 the share price used in determining the number of shares to be issued will be the average of the 30 preceding trading days prior to November 1 of each fiscal year beginning November 1, 2013.

For the fiscal year ending October 31, 2013 all non-employee directors chose to receive all $100,000 in the form of shares of our common stock priced at $9.375 (the average closing price of our common stock in the 30 days prior to the February 15, 2013 decision date). Accordingly, each non-employee director earned and was issued 10,667 shares of common stock during 2013.

Additionally, for both fiscal 2012 and 2013, each non-employee director will receive 800 non-qualified stock options under our 2011 Omnibus Incentive Plan for Board or committee meetings attended in person and 400 non-qualified stock options under our 2011 Omnibus Incentive Plan for meetings attended by telephone. The table below reflects these option awards.

During December 2013 (subsequent to the fiscal year end) the Board of Directors deemed it advisable and in our best interests to issue shares of stock in compensation for all 2013 Board of Director committee meetings and to cancel the above mentioned options set aside for issuance related to those 2013 committee meetings and to further issue shares of stock for all fiscal year 2013 through 2016 Board of Director committee meetings in the aggregate amount of 50,000 shares of restricted stock units (RSU’s) to each non-employee director (excluding Mr. Moore- see Certain Relationships and Related Transaction above ). The RSU grant will vest quarterly over three years such that 100% of the RSU will be vested on the third anniversary date (December 2016).

The non-employee director cash compensation that was earned for the twelve months ended October 31, 2012 was not paid.

Our employee director does not receive any compensation for his services as a director.

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The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2013.

	Fees
	Earned
	or Paid	Stock		Option
Name	in Cash	Awards		Awards (1)		Total

Dr. James P. Patton	$-	$135,000	(6)	$60,000	(2)	$195,000
Roni A. Appel	$-	$100,000	(7)	$41,250	(3)	$141,250
Richard J. Berman	$-	$110,000	(8)	$56,250	(4)	$166,250
Dr. Thomas J. McKearn	$-	$100,000	(9)	$30,000	(5)	$130,000
Thomas A. Moore	$-	$-		$-		$-
Dr. David Sidransky	$-	$-		$-		$-

(1)	The amounts shown in this column represent the fair value in accordance with ASC 718. The grant date values have been determined based on the assumptions and methodologies set forth in the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2013 (Note 12, Stock Options).

(2)	In the fiscal year ended October 31, 2013, we granted stock options to purchase 6,400 shares of our common stock to Dr. Patton in connection with services he performed. These options immediately vested in full on the date of grant.

(3)	In the fiscal year ended October 31, 2013, we granted stock options to purchase 4,400 shares of our common stock to Mr. Appel in connection with services he performed. These options immediately vested in full on the date of grant.

(4)	In the fiscal year ended October 31, 2013, we granted stock options to purchase 6,000 shares of our common stock to Mr. Berman in connection with services he performed. These options immediately vested in full on the date of grant.

(5)	In the fiscal year ended October 31, 2013, we granted stock options to purchase 3,200 shares of our common stock to Dr. McKearn in connection with services he performed. These options immediately vested in full on the date of grant.

(6)	Based on $135,000 in compensation in the form of shares of our common stock issued during the fiscal year ended October 31, 2013.

(7)	Based on $100,000 in compensation in the form of shares of our common stock issued during the fiscal year ended October 31, 2013.

(8)	Based on $110,000 in compensation in the form of shares of our common stock issued during the fiscal year ended October 31, 2013.

(9)	Based on $100,000 in compensation in the form of shares of our common stock issued during the fiscal year ended October 31, 2013.

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2004 Stock Option Plan

In November 2004, our Board of Directors adopted and our stockholders approved the 2004 Stock Option Plan, which we refer to as the 2004 plan. The 2004 plan provides for the grant of options to purchase up to 19,052 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors and consultants. As of May 6, 2014, all options to purchase shares of our common stock have been granted under the 2004 plan.

The 2004 plan is administered by “disinterested members” of our Board of Directors or the Compensation Committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our Board of Directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option to the extent vested at termination, unless otherwise determined by our Board of Directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

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All options under the 2004 plan were required to be granted within ten years from the effective date of the 2004 plan. The effective date of the 2004 plan was November 12, 2004. Subject to a number of exceptions, holders of incentive stock options granted under the 2004 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2004 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares. Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2004 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2004 plan.

2005 Stock Option Plan

In June 2006 our Board of Directors adopted, and on June 6, 2006, our stockholders approved, the 2005 Stock Option Plan, which we refer to as the 2005 plan.

The 2005 plan provides for the grant of options to purchase up to 44,800 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees. As of May 6, 2014, all options to purchase shares of our common stock have been granted under the 2005 plan.

The 2005 plan is administered by “disinterested members” of our Board of Directors or the Compensation Committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our Board of Directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

Except when agreed to by our Board of Directors or the administrator of the 2005 plan, no stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option, unless otherwise determined by our Board of Directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

All options under the 2005 plan were required to be granted within ten years from the effective date of the 2005 plan. The effective date of the 2005 plan was January 1, 2005. Subject to a number of exceptions, holders of incentive stock options granted under the 2005 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2005 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2005 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2005 plan.

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2009 Stock Option Plan

Our Board of Directors adopted the 2009 Stock Option Plan effective July 21, 2009, and recommended that it be submitted to our stockholders for their approval at the next annual meeting. On April 23, 2010, our Board of Directors approved and adopted, and on June 1, 2010 our stockholders approved, the amended and restated 2009 Stock Option Plan, which we refer to as the 2009 plan. An aggregate of 160,000 shares of our common stock are reserved for issuance upon the exercise of options granted under the 2009 plan. Resulting from the approval of the Advaxis, Inc. 2011 Omnibus Incentive Plan by our stockholders, on September 27, 2011, no further awards may be made under the 2009 plan (see below for details on the Advaxis Inc. 2011 Omnibus Incentive Plan).

The 2009 plan is to be administered by the Compensation Committee of our Board of Directors; provided, however, that except as otherwise expressly provided in the 2009 plan, our Board of Directors may exercise any power or authority granted to the Compensation Committee under the 2009 plan. Subject to the terms of the 2009 plan, the Compensation Committee is authorized to select eligible persons to receive options, determine the type, number and other terms and conditions of, and all other matters relating to, options, prescribe option agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2009 plan, construe and interpret the 2009 plan and option agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2009 plan.

The maximum number of shares of common stock to which options may be granted to any one individual under the 2009 plan is 48,000. The shares acquired upon exercise of options granted under the 2009 plan will be authorized and issued shares of our common stock. Our stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 2009 plan. If any option granted under the 2009 plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 2009 plan.

The persons eligible to receive awards under the 2009 plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity. An employee on leave of absence may be considered as still in our or a related entity’s employ for purposes of eligibility for participation in the 2009 plan. All options granted under the 2009 plan must be evidenced by a written agreement. The agreement will contain such terms and conditions as the Compensation Committee shall prescribe, consistent with the 2009 plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the options granted. For any option granted under the 2009 plan, the exercise price per share of common stock may be any price determined by the Compensation Committee; however, the exercise price per share of any incentive stock option may not be less than the fair market value of the common stock on the date such incentive stock option is granted.

The Compensation Committee may permit the exercise price of an option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Compensation Committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the option is exercised.

No incentive stock option, and unless the prior written consent of our Compensation Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the 2009 plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.

The expiration date of an option under the 2009 plan will be determined by our Compensation Committee at the time of grant, but in no event may such an option be exercisable after 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time in installments, as determined by our Compensation Committee. Our Compensation Committee may in its sole discretion accelerate the date on which any option may be exercised. Each outstanding option granted under the 2009 plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of us, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

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Unless otherwise provided in the option agreement, the unexercised portion of any option granted under the 2009 plan shall automatically be terminated (a) three months after the date on which the optionee’s employment is terminated for any reason other than (i) cause (as defined in the 2009 plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment for cause; (c) one year after the date on which the optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment is terminated by reason of optionee’s death, or if later, three months after the date of optionee’s death if death occurs during the one year period following the termination of the optionee’s employment by reason of mental or physical disability.

Unless earlier terminated by our Board, the 2009 plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2009 plan, (b) termination of the 2009 plan by our Board, or (c) the tenth anniversary of the effective date of the 2009 plan. Options outstanding upon expiration of the 2009 plan shall remain in effect until they have been exercised or terminated, or have expired.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2009 plan.

2011 Omnibus Incentive Plan

For a discussion of our 2011 Omnibus Incentive Plan please see the section entitled “Proposal No. 3 Ratification and Approval of an Amendment to Our 2011 Omnibus Incentive Plan to Increase the Aggregate Number of Shares of Common Stock Authorized for Issuance under Such Plan By 1,600,000 Shares” beginning on page 9 of this proxy statement.

2011 Employee Stock Purchase Plan

Our Board of Directors adopted the Advaxis, Inc. 2011 Employee Stock Purchase Plan, which we refer to as the ESPP, on August 22, 2011, and our stockholders approved the ESPP on September 27, 2011. The ESPP initially became effective November 1, 2011. 40,000 shares of our common stock are reserved for issuance under the ESPP. As of May 15, 2014, approximately 30,230 shares of our common stock are available for grant under the ESPP.

The Compensation Committee of our Board of Directors administers the ESPP. The ESPP vests the Compensation Committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP; however, our Board of Directors may exercise that authority in lieu of the Compensation Committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act and subject to the provisions of Section 423 of the Internal Revenue Code (the “Code”).

Our employees that have been designated by our Board of Directors as eligible to participate in the ESPP are eligible to become participants if they have been employed by us or any of our subsidiaries for six months and are scheduled to work at least 20 hours per week and more than five months per calendar year. Individuals who satisfy these requirements would be eligible to become participants on February 1, May 1, August 1, or November 1, as the case may be, immediately following their completion of these eligibility requirements. These eligible employees may become participants in the ESPP by completing an enrollment agreement and filing it with us.

The ESPP generally is implemented through a series of 24-month-long offering periods, beginning on November 1 and ending on October 31 that is 24 months later. Shares of our common stock are available for purchase under the ESPP on periodic exercise dates within each offering period. Exercise dates are the last business days in January, April, July and October during each offering period. On the first business day of each offering period (or if later, the first day within the offering period on which a participant becomes eligible to participate), a participant is granted the option to purchase shares of our common stock on the exercise dates within that offering period.

If the share price is ever lower on an exercise date than it was on the first business day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next February 1, May 1, August 1 or November 1, as the case may be, and extends for a new 24-month-long period ending on January 31, April 30, July 31 or October 31, as the case may be.

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No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy our common stock that accrues at a rate that exceeds $25,000 (based on the fair market value of our common stock on the date the option is granted) for each calendar year in which such option is outstanding at any time. Finally, no participant may purchase more than 1,333 shares of our common stock on any one exercise date.

The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates.

The exercise price per share at which shares are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or, (ii) 85% of the fair market value of a share of our common stock on the exercise date. Unless otherwise determined by the Compensation Committee, the term fair market value is defined to mean the ratio of the value traded (the price of a share of our common stock multiplied by number of shares of common stock traded) to total volume traded over the 10-day period ending on the valuation date.

A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to us. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP. All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal. After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the next entry date that is at least six months after his or her date of withdrawal. In order to rejoin the ESPP, a former participant must submit a new enrollment agreement.

The ESPP will terminate following the last exercise date before the tenth anniversary of its effective date, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, our Board of Directors may terminate the ESPP earlier. Our Board of Directors or the Compensation Committee may amend the ESPP at any time, provided that no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, we will obtain stockholder approval of any such amendment.

40,000 shares of our common stock are reserved for issuance under the ESPP. That amount will be increased each year by the lowest of (i) 4,000 shares, (ii) one percent of all shares of common stock outstanding at the end of the previous year, or (iii) an amount determined by the Board. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

The ESPP provides for appropriate adjustment of the number of shares of common stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

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Advaxis Inc.

Equity Compensation Plan Information

The following table set forth certain information, as of October 31, 2013, regarding our 2004, 2005 and 2009 Stock Option Plans in addition to the 2011 Omnibus Incentive Plan and Employee Stock Purchase Plan.

			Number of
	Number of		Securities
	Securities		Remaining
	to be issued		Available for
	upon		Future Issuance
	Exercise of	Weighted-average	Under
	outstanding	Exercise Price of	Equity
	Options and	Outstanding Options	Compensation
Plan Category	Units	and Units	Plans

Equity Compensation Plans approved by security holders - 2004, 2005, 2009 and 2011 Omnibus Incentive Plan (1)	500,173	$15.86	216,190

Equity Compensation Plans approved by security holders - Employee Stock Purchase Plan	-	-	28,449

Equity Compensation Plans not approved by security holders (2)	-	-	112,500

TOTAL:	500,173	$15.86	357,139

(1)	The number of securities to be issued upon exercise include all outstanding options plus shares earned during the fiscal year and issued subsequent to October 31, 2013. Upon approval of the 2011 Omnibus Plan by our stockholders, on September 27, 2011, no further awards may be made under the 2004, 2005 or 2009 Stock Option Plans.

(2)	Mr. Mayes received an inducement grant of 150,000 restricted shares of our common stock, 37,500 shares (25%) of which are fully vested and not subject to forfeiture as of the grant date, with the remaining shares vesting 37,500 annually beginning with the first anniversary of the grant date such that the entire award is fully vested and not subject to forfeiture as of October 25, 2016.

45

DEADLINE FOR RECEIPT OF 2015 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than January 20, 2015; provided, however, that in the event that we hold our 2014 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2013 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

305 College Road East

Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2015 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2015 annual meeting of stockholders, must be received in writing at our corporate offices no later than April 4, 2015 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

46

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Gregory T. Mayes, Chief Operating Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 452-9813. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

47

ANNEX A

AMENDMENT NO. 2
TO THE

ADVAXIS, INC.

2011 OMNIBUS INCENTIVE PLAN

This AMENDMENT NO. 2 to the ADVAXIS, INC. 2011 OMNIBUS INCENTIVE PLAN (“Amendment No. 2”) is effective as of [                     , 2014.]

1. Amendment. Section 4(a) of the 2011 Omnibus Incentive Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective September 27, 2011, is hereby amended and restated in its entirety and shall read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be Two Million, One Hundred Twenty Thousand (2,120,000). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. Effectiveness of Amendment No. 2. This Amendment No. 2 shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual stockholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s amended and restated certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan. Except as set forth in this Amendment No. 2, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution. The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 2 and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation

By:	/s/ Gregory T. Mayes
Name:	Gregory T. Mayes
Title:	Chief Operating Officer,
Executive Vice President and Secretary

A- 1

ANNEX B

AUTHORIZED SHARE INCREASE AMENDMENT

CERTIFICATE OF

AMENDMENT OF THE

AMENDED AND RESTATED

CERTIFICATE OF

INCORPORATION OF ADVAXIS, INC.

(a Delaware corporation )

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“ Fourth : The total number of shares which the Corporation shall have the authority to issue is Fifty Million (50,000,000) shares of which Forty-Five Million (45,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this [               day of    , 2014.]

Advaxis, Inc, a Delaware corporation

By:	/s/ Gregory T. Mayes
Name:	Gregory T. Mayes
Title:	Chief Operating Officer,
Executive Vice President and Secretary

B- 1

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT: GREGORY T. MAYES

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 James P. Patton 02 Daniel J. O'Connor 03 Roni A. Appel 04 Richard J. Berman 05 Thomas J. McKearn
06 David Sidransky

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Approval of an Amendment to our Certificate of Incorporation to increase the authorized number of shares of capital stock.	☐	☐	☐
3. Ratification and approval of an amendment to our 2011 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance by 1,600,000 shares.	☐	☐	☐
4. Ratification of selection of Marcum, LLP as the Company's independent registered public accountants for the fiscal year ending October 31, 2014.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000215289_1 R1.0.0.51160

B- 2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ADVAXIS, INC.
2014 Annual Meeting of Stockholders
JULY 9, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. O'Connor and Gregory T. Mayes, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2014 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Princeton Marriott, 100 College Road East, Princeton, NJ 08540, on Wednesday, July 9, 2014 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000215289_2 R1.0.0.51160

B- 3